                                                                  EXHIBIT 99.d28

                               AMENDMENT NO. 5 TO
                         MANAGEMENT AGREEMENT (C CLASS)

     THIS  AMENDMENT NO. 5 TO  MANAGEMENT  AGREEMENT (C CLASS) is made as of the
1st day of May, 2004, by and between each of the registered investment companies that have executed this Amendment below (the  "Companies")  and American Century
Investment Management,  Inc., a Delaware corporation (the "Investment Manager").
Capitalized  terms not otherwise  defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS,  the Companies  (other than American Century  Quantitative  Equity
Funds, Inc., a Maryland  corporation  ("ACQEF,  Inc.")) are parties to a certain
Management  Agreement (C Class) dated September 16, 2000, to be effective May 1,
2001,  amended August 1, 2001,  December 3, 2001,  July 1, 2002 and September 3,
2002 (the "Agreement"); and

     WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

     NOW,  THEREFORE,  IN  CONSIDERATION  of the mutual  promises and agreements herein contained, the parties agree as follows:

     1.   Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their  entirety and inserting in lieu therefor the
          Exhibits A, B, C and D attached hereto.

     2.   After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 4.

     3.   In the event of a conflict between the terms of this Amendment and the
          Agreement,  it is the  intention of the parties that the terms of this
          Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the  provisions of the  Agreement  have not been amended by this  Amendment,  the parties hereby confirm and ratify the
          Agreement.

     4.   Except as expressly supplemented,  amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain  unamended and shall continue to be in full force and effect.

     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed by their respective duly authorized  officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT             AMERICAN CENTURY CALIFORNIA TAX-FREE
MANAGEMENT, INC.                          AND MUNICIPAL FUND
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:     /s/ David C. Tucker              By:     /s/ Charles C. S. Park
        ----------------------------             -------------------------------
Name:   David C. Tucker                  Name:   Charles C.S. Park
Title:  Senior Vice President            Title:  Vice President of each

Attest: /s/ Otis H. Cowan                Attest: /s/ Otis H. Cowan
        -----------------------------            ------------------------------
Name:   Otis H. Cowan                    Name:   Otis H. Cowan
Title:  Assistant Secretary              Title:  Assistant Secretary of each

                                    EXHIBIT A

         REGISTERED INVESTMENT COMPANIES SUBJECT TO MANAGEMENT AGREEMENT

Registered Investment Company and Funds                          Date
---------------------------------------                          -----

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
     California High-Yield Municipal Fund                      May 1, 2001
     California Intermediate-Term Tax-Free Fund                May 1, 2001
     California Long-Term Tax-Free Fund                        May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
     Ginnie Mae Fund (formerly GNMA Fund)                      May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
     Prime Money Market Fund                                   May 1, 2001
     High-Yield Fund                                           July 1, 2002
     Diversified Bond Fund                                     September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
     Arizona Municipal Bond Fund (formerly Arizona             May 1, 2001
     Intermediate-Term Municipal Fund)
     Florida Municipal Bond Fund (formerly Florida             May 1, 2001
     Intermediate-Term Municipal Fund)
     Tax-Free Bond Fund
       (formerly Intermediate-Term Tax-Free Fund)              May 1,  2001
     High-Yield Municipal Fund                                 May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
     Equity Growth Fund                                        May 1, 2004
     Income & Growth Fund                                      May 1, 2004

AMERICAN CENTURY TARGET MATURITIES TRUST
     Target 2030 Fund                                          May 1, 2001

Dated  May 1, 2004

                                      A-1

                                    EXHIBIT B

                          SERIES INVESTMENT CATEGORIES

Investment Category         Series
-------------------         ------

BOND FUNDS                  Arizona Muncipal Bond Fund (formerly Arizona
                              Intermediate-Term Municipal Fund)
                            California High-Yield Municipal Fund
                            California Intermediate-Term Tax-Free Fund
                            California Long-Term Tax-Free Fund
                            Florida Municipal Bond Fund (formerly Florida
                            Intermediate-Term Municipal Fund)
                            Ginnie Mae Fund (formerly GNMA Fund)
                            High-Yield Municipal Fund
                            Tax-Free Bond Fund (formerly Intermediate-Term
                              Tax-Free Fund)
                            Target 2030 Fund
                            High-Yield Fund
                            Diversified Bond Fund

Investment Category         Series
-------------------         ------

EQUITY FUNDS                Equity Growth Fund
                            Income & Growth Fund

Investment Category         Series
-------------------         ------

MONEY MARKET FUNDS          Prime Money Market Fund

Dated:  May 1, 2004

                                      B-1

                                    EXHIBIT C

              INVESTMENT CATEGORY FEE SCHEDULES: MONEY MARKET FUNDS

                                SCHEDULE 1 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2500%
                 Next $1 billion                    0.2070%
                 Next $3 billion                    0.1660%
                 Next $5 billion                    0.1490%
                 Next $15 billion                   0.1380%
                 Next $25 billion                   0.1375%
                 Thereafter                         0.1370%

                                SCHEDULE 2 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2700%
                 Next $1 billion                    0.2270%
                 Next $3 billion                    0.1860%
                 Next $5 billion                    0.1690%
                 Next $15 billion                   0.1580%
                 Next $25 billion                   0.1575%
                 Thereafter                         0.1570%

                                SCHEDULE 3 FUNDS:
                             Prime Money Market Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3700%
                 Next $1 billion                    0.3270%
                 Next $3 billion                    0.2860%
                 Next $5 billion                    0.2690%
                 Next $15 billion                   0.2580%
                 Next $25 billion                   0.2575%
                 Thereafter                         0.2570%

                                      C-1

                                SCHEDULE 4 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2300%
                 Next $1 billion                    0.1870%
                 Next $3 billion                    0.1460%
                 Next $5 billion                    0.1290%
                 Next $15 billion                   0.1180%
                 Next $25 billion                   0.1175%
                 Thereafter                         0.1170%

                       CATEGORY FEE SCHEDULES: BOND FUNDS

                                SCHEDULE 1 FUNDS:
                   California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund)
 Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
          Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2800%
                 Next $1 billion                    0.2280%
                 Next $3 billion                    0.1980%
                 Next $5 billion                    0.1780%
                 Next $15 billion                   0.1650%
                 Next $25 billion                   0.1630%
                 Thereafter                         0.1625%

                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3100%
                 Next $1 billion                    0.2580%
                 Next $3 billion                    0.2280%
                 Next $5 billion                    0.2080%
                 Next $15 billion                   0.1950%
                 Next $25 billion                   0.1930%
                 Thereafter                         0.1925%

                                      C-2

                       CATEGORY FEE SCHEDULES: BOND FUNDS
                                   (continued)

                                SCHEDULE 3 FUNDS:
                      Ginnie Mae Fund (formerly GNMA Fund)
                                Target 2030 Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3600%
                 Next $1 billion                    0.3080%
                 Next $3 billion                    0.2780%
                 Next $5 billion                    0.2580%
                 Next $15 billion                   0.2450%
                 Next $25 billion                   0.2430%
                 Thereafter                         0.2425%

                                SCHEDULE 4 FUNDS:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.6100%
                 Next $1 billion                    0.5580%
                 Next $3 billion                    0.5280%
                 Next $5 billion                    0.5080%
                 Next $15 billion                   0.4950%
                 Next $25 billion                   0.4930%
                 Thereafter                         0.4925%

                                      C-3

                 CATEGORY FEE SCHEDULES: BOND FUNDS (CONTINUED)

                                SCHEDULE 5 FUNDS:
                            High-Yield Municipal Fund
                              Diversified Bond Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.4100%
                 Next $1 billion                    0.3580%
                 Next $3 billion                    0.3280%
                 Next $5 billion                    0.3080%
                 Next $15 billion                   0.2950%
                 Next $25 billion                   0.2930%
                 Thereafter                         0.2925%

                                SCHEDULE 6 FUNDS:
                                 High-Yield Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.6600%
                 Next $1 billion                    0.6080%
                 Next $3 billion                    0.5780%
                 Next $5 billion                    0.5580%
                 Next $15 billion                   0.5450%
                 Next $25 billion                   0.5430%
                 Thereafter                         0.5425%

                                      C-4

                      CATEGORY FEE SCHEDULES: EQUITY FUNDS

                                SCHEDULE 1 FUNDS:
                               Equity Growth Fund
                              Income & Growth Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.5200%
                 Next $5 billion                    0.4600%
                 Next $15 billion                   0.4160%
                 Next $25 billion                   0.3690%
                 Next $50 billion                   0.3420%
                 Next $150 billion                  0.3390%
                 Thereafter                         0.3380%

                      SCHEDULE 2 FUNDS:
                            none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.7200%
                 Next $5 billion                    0.6600%
                 Next $15 billion                   0.6160%
                 Next $25 billion                   0.5690%
                 Next $50 billion                   0.5420%
                 Next $150 billion                  0.5390%
                 Thereafter                         0.5380%

Dated:  May 1, 2004

                                      C-5

                                    Exhibit D

                              Complex Fee Schedule

                 Complex Assets                     Fee Rate
                 --------------                     --------
                 First $2.5 billion                 0.3100%
                 Next $7.5 billion                  0.3000%
                 Next $15.0 billion                 0.2985%
                 Next $25.0 billion                 0.2970%
                 Next $50.0 billion                 0.2960%
                 Next $100.0 billion                0.2950%
                 Next $100.0 billion                0.2940%
                 Next $200.0 billion                0.2930%
                 Next $250.0 billion                0.2920%
                 Next $500.0 billion                0.2910%
                 Thereafter                         0.2900%

Dated:  May 1, 2004

                                      D-1